UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

SCHEDULE 14A
_____________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_____________________________

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Apartment Income REIT Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIR Communities Announces Proxy Advisory Firm ISS
Recommends Stockholders Vote “FOR” Proposed
Acquisition by Blackstone

DENVER, CO – June 12, 2024 – Apartment Income REIT Corp. (NYSE:AIRC) (“AIR Communities” or the “Company”) today announced that a leading independent proxy advisory firm, Institutional Shareholder Services Inc. (“ISS”), has recommended that stockholders vote “FOR” the previously announced all-cash acquisition of the Company by Blackstone Real Estate Partners X (“Blackstone”), at the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”) scheduled for June 25, 2024 at 10:00 a.m., Mountain Time.

As previously announced, the Company and affiliates of Blackstone have entered into a definitive merger agreement, pursuant to which such affiliates have agreed to acquire the outstanding shares of common stock of the Company for $39.12 per share. The proposed acquisition is expected to be completed on or about June 28, 2024, subject to approval by the Company’s stockholders and the satisfaction or waiver of other customary closing conditions.

The Company’s Board of Directors recommends that you vote “FOR” the proposed merger. All stockholders of record as of the close of business on May 13, 2024 are entitled to vote at the Special Meeting.

The Company’s stockholders are reminded that their vote is extremely important, no matter how many shares they own. To follow the recommendations of ISS and the Company’s Board of Directors, stockholders should vote “FOR” the proposed merger today.

If you have any questions about the Special Meeting or need assistance voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., by email at proxy@mackenziepartners.com or by phone at (800) 322-2885.

About Apartment Income REIT Corp. (AIR Communities)

Apartment Income REIT Corp (NYSE: AIRC) is a publicly traded, self-administered real estate investment trust. AIR’s portfolio comprises 76 communities totaling 27,010 apartment homes located in 10 states and the District of Columbia. AIR offers a simple, predictable business model with focus on what we call the AIR Edge, the cumulative result of our focus on resident selection, satisfaction, and retention, as well as relentless innovation in delivering best-in-class property management. The AIR Edge is a durable operating advantage in driving organic growth, as well as making possible the opportunity for excess returns for properties new to AIR’s platform. For additional information, please visit aircommunities.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the merger on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that are described in the proxy statement that was filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, are more fully discussed in the proxy statement filed by the Company with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger.  In connection with the merger, the Company has filed a proxy statement on May 21, 2024 and certain other documents regarding the merger with the SEC. The definitive proxy statement has been mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, are set forth in the definitive proxy statement and other relevant materials filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Contacts

AIR Communities:
Matthew O’Grady, Executive Vice President, Capital Markets
(303) 691-4566
matthew.ogrady@aircommunities.com

Additional Investor Contact:
Mackenzie Partners, Inc.
Jeanne Carr
(212) 929-5916